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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  December 6, 1997

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   Exact Name of Registrant             Commission         I.R.S. Employer
  as Specified in Its Charter          File Number        Identification No.
  ---------------------------          -----------        ------------------

Hawaiian Electric Industries, Inc.       1-8503               99-0208097


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                                State of Hawaii
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                 (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
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             (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:  (808) 543-5662



                                     None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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PURCHASE AND ASSUMPTION AGREEMENT WITH BANK OF AMERICA, FSB

   As reported on Forms 8-K dated May 26, 1997 and May 30, 1997, the savings bank subsidiary of Hawaiian Electric Industries, Inc. (HEI), American Savings Bank, F.S.B. (ASB), entered into a Purchase and Assumption Agreement with Bank of America, FSB (BoA) on May 26, 1997 to assume substantially all of the Hawaii deposit liabilities of BoA and acquire most of its Hawaii branches and certain of its Hawaii-based loans. On October 29, 1997, the Office of Thrift Supervision approved the transaction and the transaction closed effective December 6, 1997. The transaction included the purchase of approximately $0.9 billion of Hawaii-based loans and approximately $70.0 million book value of cash on hand, amounts due from other banks, property, improvements and equipment, together with the assumption of approximately $1.7 billion of BoA's liabilities (primarily Hawaii deposits). At closing, BoA paid ASB approximately $625 million in cash, which was net of a premium of approximately $90 million (or 7% of certain of the deposits assumed). All of the foregoing amounts were based on pre-closing financial information provided by BoA and are subject to post-closing adjustments under procedures provided for in the Purchase and Assumption Agreement, as amended. The acquisition included the purchase of 30 branches (of which one was consolidated into an existing ASB branch) and 100 automated teller machines. Due primarily to the proximity of acquired BoA branches, seven ASB branches were closed. The transaction increased ASB's branch network from 47 to 69 branches and its automated teller machine network from 48 to 148 machines, all of which ASB intends to continue to operate.

   To maintain ASB's "well-capitalized" classification after the acquisition, HEI Diversified, Inc. (a subsidiary of HEI and parent company of ASB) infused $85 million of common equity into ASB and purchased $75 million of ASB Series A noncumulative preferred stock with an annual dividend rate of 7.2%. HEI Diversified, Inc. funded these investments in ASB through a capital contribution from HEI of $160 million. HEI's capital contribution was financed with short-term borrowings that are expected to be repaid over time primarily out of a combination of earnings and proceeds from medium-term and/or long-term debt.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(a)  Audited and Unaudited Statements of Assets to be Acquired and Liabilities
to be Assumed, and the related Statements of Direct Revenues and Expenses Before Income Taxes of the acquired BoA Hawaii operations prepared pursuant to Rule 3-05 of Regulation S-X are not yet available, and thus are not included in this Form 8-K. The required financial statements will be filed under cover of Form 8-K/A as soon as practicable, but not later than February 17, 1998.

(b) Unaudited Pro Forma Condensed Consolidated Financial Statements of HEI required pursuant to Article 11 of Regulation S-X are not yet available, and thus are not included in this Form 8-K. The required pro forma information will be filed under cover of Form 8-K/A as soon as practicable, but not later than February 17, 1998.

(c) Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K:

  Exhibits
  --------
    2.1 Purchase and Assumption Agreement dated as of May 26, 1997 Between Bank of America, FSB ("Seller") and American Savings Bank, F.S.B. ("Purchaser")
    2.2 Amendment No. 1 dated November 25, 1997 to Purchase and Assumption Agreement dated as of May 26, 1997 Between Bank of America, FSB ("Seller") and American Savings Bank, F.S.B. ("Purchaser")

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  Exhibits -- (continued)
  -----------------------

    2.3 Exhibit A of Purchase and Assumption Agreement dated as of May 26, 1997 Between Bank of America, FSB ("Seller") and American Savings Bank, F.S.B. ("Purchaser") - Statement Procedures - procedures for preparation of the Statement (estimating the dollar values as of the Closing Date of the Assets and Liabilities expected to be transferred at the Closing), the Initial Final Statement and the Final Statement
    2.4 Covenant Not to Solicit Customers or Take Deposits dated December 5, 1997 executed by Bank of America, FSB ("Seller") in favor of American Savings Bank, F.S.B. ("Purchaser")
    2.5 Limited Guaranty dated December 5, 1997 executed by BankAmerica Corporation ("Guarantor") to and for the benefit of American Savings Bank, F.S.B. ("Purchaser")

The following exhibits and schedules have been omitted from Exhibits 2.1 and 2.2:


Exhibit 2.1   Purchase and Assumption Agreement Dated as of May 26, 1997
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Exhibit B         Covenant Not to Solicit Customers or Take Deposits - provided in final form as Exhibit 2.4
Exhibit C         Limited Guaranty - provided in final form as Exhibit 2.5
Exhibit D         Bill of Sale and Assignment
Exhibit E         Calculation of Time Deposit Rate Penalty
Schedule 1.1(b)   Assumed Contracts - Schedule which lists all assumed
                  contracts, including FF&E Agreements and contracts related to the Servicing Rights identified in Schedule 1.1(m)
Schedule 1.1(c)   Branches and Operating Sites in Hawaii Owned by Seller or
                  Leased or Subleased to Seller and Automated Teller Machines
                  (ATMs) in Hawaii Owned by Seller
Schedule 1.1(d)   List of Hawaii Division Employees of BoA
Schedule 1.1(j)   List of "Other Assets" to be Acquired by Purchaser
Schedule 1.1(k)   List of "Other Liabilities" to be Assumed by Purchaser
Schedule 1.1(l)   List of Permitted Exceptions - First pages of title
                  reports (for identification purposes only) detailing defects in title, title exceptions, liens and encumbrances with respect to certain properties in which the Seller has delivered to Purchaser
Schedule 1.1(m)   List of Servicing Rights to be Acquired by Seller at Closing
Schedule 1.1(n)   Leases and Subleases of Seller's Tenants to be Transferred to
                  Purchaser
Schedule 1.1(o)-1 Knowledgeable Parties at Closing
Schedule 1.1(o)-2 Knowledgeable Parties at Closing
Schedule 5.2      No Conflict - Refers to Schedule 5.9
Schedule 5.5      Leases and Tenant Leases
Schedule 5.8      List of Management Letters and Pricing Information
Schedule 5.9      Legal Proceedings
Schedule 5.12     Environmental Matters
Schedule 5.13     Changes since December 31, 1996
Schedule 5.14     IRA Plans and KEOGH Plans
Schedule 5.18 (a) Loans Serviced by Third Parties

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Exhibit 2.2   Amendment No. 1 dated November 25, 1997 to Purchase and Assumption
--------------------------------------------------------------------------------
Agreement Dated as of May 26, 1997
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Exhibit A            Memorandum dated September 29, 1997 from Rick Robel, SVP
                     Operations Division of BoA to Allen Ono, EVP of ASB
                     regarding forwarding of loan checks and State of Hawaii
                     incoming wires
Exhibit B            Memoranda dated October 8, 1997 regarding incoming wires
Exhibit C            Memorandum dated October 10, 1997 from Anna Marie Springer,
                     SVP of ASB to Chuck Sted, EVP of BoA regarding Delinquent
                     PRA checking overdraft lines of credit
Exhibit D            Memorandum dated October 27, 1997 from Allen Ono, EVP of
                     ASB to Rick Robel, SVP Operations Division of BoA
                     memorializing agreements regarding the Closing Date, access to air conditioning space, check orders and check routing
Exhibit E            Memorandum dated November 17, 1997 from Abel Malczon, VP,
                     Facilities Management of ASB to Allen Kubota, Manager/CRE
                     of BoA regarding Early Entry to Designated Operating Site
                     and Branches
Exhibit F            Memorandum dated July 18, 1997 from Chuck Sted, EVP of BoA to Arlene Nakamoto, EVP of ASB regarding Lanihau Extra
                     Teller Window
Exhibit G            Memorandum dated September 5, 1997 from Chuck Sted, EVP of
                     BoA to Ralph Nakatsuka, EVP of ASB regarding Loans Secured by Deposit Accounts
Exhibit H            Memorandum dated October 7, 1997 from Sarah Frizelle of BoA to Earl Inouye of BoA regarding Fixed Asset Settlement
Exhibit I            Memorandum dated November 14, 1997 from Anna Marie
                     Springer, SVP of ASB to Chuck Sted, EVP of BoA regarding
                     Foreign PRA's

The Company agrees to furnish a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HAWAIIAN ELECTRIC INDUSTRIES, INC.
                                      (Registrant)


                                      /s/ Robert F. Mougeot
                                      ---------------------------------------
                                      Robert F. Mougeot
                                      Financial Vice President and
                                        Chief Financial Officer
                                      (Principal Financial Officer)

                                      Date:  December 19, 1997

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